Exhibit 99.1

MEDIA CONTACT: Matt LoDolce mlodolce@outbrain.com

Outbrain Adds Marketing and Technology Industry Veteran

Kate Taneyhill Jhaveri to Board of Directors

Executive Vice President & Chief Marketing Officer of National Basketball Association Joins

Company Board of Directors

New York, August 9, 2021 -- Outbrain Inc. (NASDAQ: OB), a leading recommendation platform for the open web, today announced the addition of Kate Taneyhill Jhaveri to its Board of Directors, effective immediately. Jhaveri, currently Executive Vice President and Chief Marketing Officer of the National Basketball Association (NBA), brings more than 25 years of marketing and technology expertise to the new role, having guided large enterprise organizations towards change and innovation.

Jhaveri was appointed as Executive Vice President and Chief Marketing Officer of the NBA in August 2019, where she leads global marketing, research and analytics and is responsible for driving revenue, commerce and brand growth for the NBA, NBA G League and NBA 2K League around the world. Prior to joining the NBA, Jhaveri spent more than two decades working at the intersection of technology, digital media, eCommerce and entertainment. Prior leadership roles include Chief Marketing Officer at Twitch.tv; Head of Consumer Marketing at Twitter; Head of Brand Marketing at Facebook and global marketing positions at Microsoft.

“I am so thrilled to join the Board of Directors at Outbrain and support the company’s growth and role as a leading recommendation platform of the open web,” says Jhaveri. “The importance of establishing trust with consumers is at an all-time high for advertisers and media owners. As they navigate the open web, Outbrain is well positioned to help with quality and brand safety being top of mind for both the company and its partners alike. I could not be more thrilled to join the board at such an exciting time.”

“We are delighted to have Kate join our board of directors as we embark on our journey as a public company,” said Yaron Galai, Co-Founder and Co-CEO of Outbrain. “We know that she will be a phenomenal addition and complement the wealth of knowledge of the existing Board members.”

“Kate’s marketing and advertising background, and decades of experience handling successful roles in top technology and media companies, will provide us with insights to help us as we grow our direct to consumer and brand offerings,” added David Kostman, Co-CEO of Outbrain.

About Outbrain

Outbrain is a leading recommendation platform for the open web. Our technology enables one-third of the world's online consumers to discover new things through recommendation feeds on their favorite media and connects advertisers to these audiences to grow their business. Outbrain partners with publishers and marketers in more than 55 countries worldwide and is headquartered in New York City, with offices in 18 cities worldwide.

This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our initial public offering prospectus filed with the Securities and Exchange Commission. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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